[Exhibit 10.2 EMPLOYEE MATTERS AGREEMENT by and among INTERNATIONAL GAME TECHNOLOGY PLC, IGNITE ROTATE LLC, INTERNATIONAL GAME TECHNOLOGY and EVERI HOLDINGS INC. Dated as of February 28, 2024 PLOY E A TERS EE ENT d ong TI NAL E LOGY C, ITE TATE C, N TI NAL E LOGY d ERI LDINGS C. ated s f bruary 8, 24 Exhibit 10.2

TABLE OF CONTENTS Page ARTICLE I ASSIGNMENT OF EMPLOYEES AND EMPLOYEE LIABILITIES ................... 2 1.1 Transfer of Employees ........................................................................................... 2 1.2 Employee and Benefit Plan Assets and Liabilities; Severance .............................. 5 ARTICLE II PAY AND BENEFITS ............................................................................................. 7 2.1 In General............................................................................................................... 7 2.2 Merger Partner Employees .................................................................................... 7 2.3 Severance ............................................................................................................... 8 2.4 Participation in Remainco and Spinco Benefit Arrangements .............................. 8 2.5 Separation Planning and Day-One Readiness........................................................ 8 2.6 Length of Service Crediting ................................................................................... 8 2.7 Replacement of Remainco Benefit Arrangement or Spinco Benefit Arrangement with Merger Partner Benefit Arrangement ...................................... 9 2.8 Paid Time Off ...................................................................................................... 10 ARTICLE III CASH AND EQUITY INCENTIVE COMPENSATION PLANS ...................... 10 3.1 Cash Incentives .................................................................................................... 10 3.2 Equity Awards ..................................................................................................... 10 ARTICLE IV U.S. DEFINED CONTRIBUTION PLANS ........................................................ 13 4.1 U.S. Defined Contribution Plans ......................................................................... 13 ARTICLE V FLEXIBLE SPENDING ACCOUNTS ................................................................. 14 5.1 Cafeteria Plan ....................................................................................................... 14 5.2 Coordination Regarding FSA Account Balances ................................................ 14 ARTICLE VI 15 6.1 Cooperation .......................................................................................................... 15 6.2 Allocation of Liabilities under Separation Agreement ........................................ 15 6.3 Indemnities ........................................................................................................... 15 ARTICLE VII MISCELLANEOUS ............................................................................................ 16 7.1 Entire Agreement; Counterparts; Exchanges by Facsimile ................................. 16 7.2 Transaction Documents; Precedence of Agreements .......................................... 16 7.3 Survival ................................................................................................................ 16 7.4 Expenses .............................................................................................................. 16 7.5 Notices ................................................................................................................. 16 7.6 Waiver .................................................................................................................. 16 7.7 Assignment .......................................................................................................... 16 7.8 Termination .......................................................................................................... 16 7.9 Amendment .......................................................................................................... 17 7.10 Group Members ................................................................................................... 17 7.11 No Third Party Rights .......................................................................................... 17 7.12 Exhibits and Schedules ........................................................................................ 17 7.13 Governing Law .................................................................................................... 17

TABLE OF CONTENTS (continued) Page ii 7.14 Submission to Jurisdiction ................................................................................... 17 7.15 Waiver of Jury Trial ............................................................................................. 17 7.16 Specific Performance ........................................................................................... 17 7.17 Severability .......................................................................................................... 17 7.18 Construction ......................................................................................................... 17 7.19 Gaming Holdco .................................................................................................... 17 Exhibit A - Certain Definitions

EMPLOYEE MATTERS AGREEMENT This EMPLOYEE MATTERS AGREEMENT (this “Agreement”) is made and entered into as of February 28, 2024, by and among: (a) INTERNATIONAL GAME TECHNOLOGY PLC, a public limited company incorporated under the laws of England and Wales (“Remainco”); (b) IGNITE ROTATE LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Remainco (“Spinco”); (c) INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation and a direct wholly owned subsidiary of Remainco (“Gaming Holdco”); and (d) EVERI HOLDINGS INC., a Delaware corporation (“Merger Partner”) (each, a “Party” and together, the “Parties”). Certain capitalized terms used in this Agreement are defined in Exhibit A. RECITALS WHEREAS, Remainco is engaged, directly and indirectly, in the Spinco Business; WHEREAS, the Board of Directors of Remainco (the “Remainco Board”) has determined that the consummation of the transactions contemplated by the terms and conditions set forth in this Agreement, the Separation and Distribution Agreement, dated the date hereof, by and among Remainco, Spinco, Gaming Holdco and Merger Partner (as it may be amended, modified or supplemented from time to time, the “Separation Agreement”), the Agreement and Plan of Merger, dated the date hereof (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Remainco, Spinco, Merger Partner and Ember Sub LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Merger Partner (“Merger Sub”) and the other Transaction Documents is most likely to promote the success of Remainco for the benefit of its members as a whole; WHEREAS, Remainco shall, and shall cause the other members of the Remainco Group to, effect the Separation; WHEREAS, on the terms and subject to the conditions set forth in the Separation Agreement and, in connection with the Separation, (a) Gaming Holdco will issue to Remainco the Remainco Note and (b) Remainco will effect the Spinco Contribution and, in exchange therefor, Spinco shall issue to Remainco additional Spinco Units; WHEREAS, on the terms and subject to the conditions set forth in the Separation Agreement, following the completion of the Separation and the Spinco Contribution, Remainco shall own all of the issued and outstanding Spinco Units and shall effect the Distribution; WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, immediately following and substantially concurrently with the Distribution, (a) prior to the Merger Effective Time, Merger Partner shall purchase two (2) Spinco Units from Delta in exchange for the consideration set forth on Annex A of the Merger Agreement (the “Spinco Unit Transfer”) and (b) at the Merger Effective Time, Merger Sub shall be merged (the “Merger”) with and into Spinco, with Spinco surviving the Merger as a wholly owned direct Subsidiary of Merger Partner;

2 WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, at the Merger Effective Time all outstanding Spinco Units shall be converted into the right to receive shares of Merger Partner Common Stock; WHEREAS, the Parties contemplate that, pursuant to the Merger Agreement, immediately following and substantially concurrently with the Merger Effective Time, Merger Partner shall cause Spinco to merge (the “Second Step Merger”) with and into Gaming Holdco, with Gaming Holdco surviving the Second Step Merger as a direct wholly owned direct Subsidiary of Merger Partner; WHEREAS, the Parties contemplate that, immediately following the Second Step Merger and substantially concurrently therewith, Merger Partner will (a) contribute to Gaming Holdco cash in an amount equal to the Cash Payment and, immediately thereafter, and (b) cause Gaming Holdco to pay to Remainco the Cash Payment in full satisfaction of all obligations owing by Gaming Holdco to Remainco pursuant to the Remainco Note; WHEREAS, on the terms and subject to the conditions set forth in the Separation Agreement, the Merger Partner Board shall declare the Merger Partner Dividend; and WHEREAS, in connection with the foregoing, the Parties have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain (a) employee compensation matters, (b) benefit plans, programs and arrangements, and (c) other employment matters. NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: ARTICLE I ASSIGNMENT OF EMPLOYEES AND EMPLOYEE LIABILITIES 1.1 Transfer of Employees. (a) Scope of Employees. (i) For purposes of this Agreement, “Spinco Employees” means those employees of any member of the Remainco Group who (A) work primarily for the Spinco Business as of immediately prior to the Distribution Effective Time and whose name or unique identifier and position is set forth on Schedule 1.1(a)(i)(A) (as updated in accordance with Section 1.1(a)(iii)), or (B) was identified by Remainco in its good faith discretion in the separation analysis as appropriately allocated to the Spinco Business, and whose name or unique identifier and position or title is set forth on Schedule 1.1(a)(i)(B)(1) (as updated in accordance with Section 1.1(a)(iii)), if such individual is still employed by Remainco or any other member of the Remainco Group as of immediately prior to the Distribution Effective Time, including, in each case, any Spinco Employee whose employment has been terminated or suspended but may

3 be subject to reinstatement pursuant to applicable Law within twelve (12) months of the Distribution Date; provided that any individual whose name or unique identifier and position or title is set forth on Schedule 1.1(a)(i)(B)(2) shall not be considered a Spinco Employee. Schedule 1.1(a)(i)(A) and Schedule 1.1(a)(i)(B)(1) as attached hereto on the date hereof contain data as of February 12, 2024 collectively are referred to as the “Spinco Employee Schedule.” (ii) Remainco has also provided to Merger Partner the information required to be provided under Section 2.16(i) of the Merger Agreement for each Spinco Employee. In addition, within sixty (60) days following Merger Partner’s request, Remainco shall provide to Merger Partner the notice period and accrued and unused paid-time off for each Non-US Spinco Employee. (iii) Following delivery of the Spinco Employee Schedule to Merger Partner, Remainco will make available to Merger Partner updated versions of the Spinco Employee Schedule (including to reflect new hires, departures, and other relevant changes made, in accordance with Section 4.2 of the Merger Agreement) as reasonably requested by Merger Partner, but in any case, no more than every ninety (90) days; provided that a final schedule will be provided no earlier than seven (7) Business Days prior to the Distribution Date. In circumstances where Merger Partner reasonably considers that an employee listed in the Spinco Employee Schedule is not a Spinco Employee, Merger Partner may notify Remainco in writing of the reasons for such concern, and Remainco shall as promptly as reasonably practicable (and no later than ten (10) days) following receipt of such notification determine in good faith whether such employee is correctly included in the Spinco Employee Schedule, and provide Merger Partner with a response in writing stating whether or not the employee will remain on the Spinco Employee Schedule and reasons for such determination. (b) Transfer of Employment. (i) Except to the extent otherwise provided in this Section 1.1(b), effective no later than immediately before the Distribution Effective Time, Remainco and Spinco shall, or shall cause the respective members of their Groups to: (A) cause each Spinco Employee to cease to be employed by a member of the Remainco Group (other than a member of the Spinco Group) (if applicable) and (x) to be employed by a member of the Spinco Group, or (y) subject to prior consultation with Merger Partner, to be employed by a Third Party engaged by a member of the Spinco Group as an employer of record (each, a “Spinco EOR”), or (z) to be engaged as a consultant by a member of the Spinco Group, with (y) and (z) only applying (a) in the case of a country where there are fewer than ten (10) Spinco Employees (unless otherwise requested by Merger Partner), and (b) where such employment or engagement is permitted by applicable Law (as determined by reputable local counsel); provided that, with respect to Spinco Employees employed outside of the United States, subject to applicable Law, such transfer, if any, shall occur prior to or simultaneously with the Distribution

4 Effective Time or as soon as commercially reasonable thereafter; and (B) cause any employee who is not a Spinco Employee but is employed by a member of the Spinco Group to be employed by a member of the Remainco Group. In furtherance of this Section 1.1(b)(i), the Parties shall cooperate reasonably and in good faith to give effect to these covenants, including with respect to those Spinco Employees who are currently employed outside of the United States by a member of the Remainco Group, and each Party shall provide promptly to the other Party information reasonably requested by the other Party in connection with its obligations under this Section 1.1(b)(i). Each Spinco Employee who is employed by a member of the Spinco Group or who becomes employed by a member of the Spinco Group or a Spinco EOR under this Section 1.1(b)(i) but excluding any Spinco Employee who is engaged as a consultant under Section 1.1(b)(i)(z) above shall be a “Spinco Transferred Employee.” (ii) The Parties shall use commercially reasonable efforts to ensure that each individual who is an Inactive Employee as of immediately prior to the Distribution Effective Time shall remain or become employed by a member of the Remainco Group (other than a member of the Spinco Group) no later than immediately prior to the Distribution Effective Time; provided that, if such Inactive Employee returns to employment within twelve (12) months following the Distribution Date, then Merger Partner shall, or shall cause a member of the Merger Partner Group to, offer employment to such individual on terms and conditions consistent with this Agreement. For purposes of this Agreement, an Inactive Employee shall not be treated as a Spinco Employee or a Spinco Transferred Employee until such individual commences employment with a member of the Merger Partner Group. (c) Notwithstanding anything to the contrary contained in this Agreement, as of the Distribution Effective Time, Spinco shall, or shall cause the applicable member of the Spinco Group (or as applicable, a Spinco EOR) to, (i) establish an Employee Representative Body or negotiate a collective bargaining agreement, as required under applicable Law, or (ii) Assume, in accordance with the relevant terms, the Spinco Labor Agreements covering Spinco Employees as of immediately prior to the Distribution Effective Time; provided that prior to the Distribution Effective Time, the Parties shall use commercially reasonable efforts to effect a separation of the [*], such that the [*] shall only cover Spinco Employees and Spinco Former Employees. Following such separation, to the extent effected, (A) all rights and Liabilities under the [*] with respect to any employees other than Spinco Employees and Spinco Former Employees shall be transferred to the appropriate member of the Remainco Group, pursuant to a separate collective bargaining agreement, and (B) all rights and Liabilities with respect to any Spinco Employees and Spinco Former Employees shall be transferred to the appropriate member of the Merger Partner Group, pursuant to an amended collective bargaining agreement between IGT and the [*] (but excluding, for clarity, IGT Global Solutions Corporation). As of the Distribution Date, Spinco shall Assume all of the Liabilities relating to the [*] to the extent contemplated by this Agreement.

5 1.2 Employee and Benefit Plan Assets and Liabilities; Severance. (a) Assets. The Remainco Group shall retain all Remainco Benefit Arrangements, all rights in connection therewith and all Assets related thereto. The Spinco Group shall retain all Spinco Benefit Arrangements, all rights in connection therewith and all Assets related thereto. Any assets held in trust to fund a Benefit Arrangement, and all insurance policies funding a Benefit Arrangement, shall be an “Asset” related to such Benefit Arrangement. (b) Spinco Assumed Liabilities. Effective as of the Distribution Effective Time or, with respect to each Inactive Employee, the earlier of twelve (12) months following the Distribution Date or the time such individual terminates employment with a member of the Remainco Group (including in connection with becoming a Spinco Transferred Employee), Spinco shall Assume: (i) except as set forth in Section 1.2(c), all Liabilities under all Remainco Benefit Arrangements relating to Spinco Transferred Employees or Spinco Former Employees, whenever incurred, only to the extent set forth in this Agreement; provided that Spinco shall reimburse the Remainco Group for any claim for benefits by any Spinco Transferred Employee or Spinco Former Employee (or their respective dependents) after the Distribution Effective Time that was incurred prior to the Distribution Effective Time under any Remainco Benefit Arrangement and that is not funded by an insurance policy, trust or similar funding arrangement, other than (x) severance payable to any Spinco Former Employee, which shall be addressed under Section 1.2(d); and (y) claims under a flexible spending account, which shall be addressed under Article V (the Liabilities described in this Section 1.2(b)(i), the “Assumed Remainco Benefit Liabilities”); (ii) except as set forth in Section 1.2(c), all Liabilities arising out of, relating to or resulting from the employment, service, termination of employment or termination of service of all Spinco Employees and Spinco Former Employees and their dependents and beneficiaries (and any alternate payees in respect thereof); and (iii) any other Liabilities expressly assigned to or Assumed or retained by any member of the Spinco Group under this Agreement or the Separation Agreement. (c) Remainco Retained Liabilities. The applicable member of the Remainco Group shall Assume or retain all Liabilities arising under or otherwise related to: (i) the Remainco Benefit Arrangements, including all Liabilities under Section 412 of the Code and Section 302 or Title IV of ERISA; (ii) any change of control, exit, success, sale, retention, transaction or similar bonuses, payments, benefits or compensatory amounts pursuant to any Contract entered into prior to the Distribution with any member of the Remainco

6 Group and, in each case, payable to Spinco Employees solely as a result of the consummation of the Distribution and the Merger (whether payable in connection with, at or following the Distribution and the Merger); (iii) the Remainco Employees, and any former employee of the Remainco Group who is not a Spinco Transferred Employee or a Spinco Former Employee; and (iv) any other Liabilities expressly assigned to or Assumed or retained by any member of the Remainco Group under this Agreement or the Separation Agreement. (d) Severance. Effective as of the Distribution Effective Time, Spinco shall Assume all Liabilities for (i) severance payable to any Spinco Transferred Employee, and (ii) severance payable to any Spinco Former Employee; provided that any such severance paid following the date hereof shall be subject to Section 4.2 of the Merger Agreement. (e) COBRA. The Remainco Group shall be solely responsible for providing continued health coverage required by COBRA to Spinco Employees and Spinco Former Employees (and their qualifying beneficiaries) who experience a COBRA qualifying event (as defined in Section 4980B of the Code) under the applicable Remainco Benefit Arrangement prior to the Distribution Effective Time (such individuals, collectively, the “COBRA Participants”), and Spinco shall reimburse a member of the Remainco Group designated by Remainco within fifteen (15) days following the end of each calendar quarter following the Distribution Effective Time for any claims or obligations incurred under the applicable Remainco Benefit Arrangement as a result of such COBRA coverage (other than those paid under a stop-loss or other insurance policy) by each COBRA Participant whose COBRA coverage ceased during such calendar quarter, which, in the aggregate with all claims incurred by all other COBRA Participants whose coverage ceased in prior calendar quarters, exceed the sum of the amount of premiums collected through the end of such calendar quarter. A member of the Merger Partner Group shall be solely responsible for providing continued health coverage to the extent required by COBRA under the applicable Spinco Benefit Arrangement or Merger Partner Benefit Arrangement to all Spinco Transferred Employees (and their qualifying beneficiaries) who experience a COBRA qualifying event upon or after the Distribution Effective Time, and shall be solely responsible for all claims, obligations and Liabilities incurred as a result of such COBRA coverage. The Parties agree that the consummation of the transactions contemplated by the Separation Agreement or this Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA. (f) Workers’ Compensation Claims. Without limiting Section 1.2(b) and (c), Merger Partner Group or Spinco shall, or shall cause a member of its Group to, acquire such workers’ compensation insurance coverage as is required by the applicable Law, and shall Assume all Liabilities related to all claims for workers’ compensation benefits and coverage which are incurred on or following the Distribution Date by Spinco Employees. Claims for occurrences prior to the Distribution Effective Time under

7 workers’ compensation insurance of the Remainco Group shall be subject to the provisions of Section 4.10 of the Separation Agreement. ARTICLE II PAY AND BENEFITS 2.1 In General. Except to the extent otherwise required by applicable Law, for the period commencing on the Closing Date and ending on the date which is twelve (12) months following the Closing Date, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or Spinco EOR), to provide each Spinco Transferred Employee whose employment is not governed by a Spinco Labor Agreement, with: (a) base salary or base hourly wage rate, as applicable, that is no less than the base salary or base hourly wage rate, as applicable, for such Spinco Transferred Employee as in effect immediately prior to the Distribution Effective Time; (b) a target short-term incentive compensation opportunity that is no less than the target short-term incentive compensation opportunity for such Spinco Transferred Employee in effect immediately prior to the Distribution Effective Time; (c) a target long-term incentive compensation opportunity that is no less than the target long-term incentive compensation opportunity for such Spinco Transferred Employee in effect immediately prior to the Distribution Effective Time; and (d) employee benefits and perquisites (excluding post-termination or retirement welfare benefits, long-term incentive opportunities and change-in-control benefits) that have an aggregate value which is no less than either (i) the aggregate value of such employee benefits and perquisites provided to such Spinco Transferred Employee immediately prior to the Distribution Effective Time, or (ii) the employee benefits and perquisites provided to similarly situated employees of the Merger Partner Group from time to time. Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR) to, provide each Spinco Transferred Employee covered by a Spinco Labor Agreement with compensation and employee benefits at the level required by and in compliance with the applicable Spinco Labor Agreement. 2.2 Merger Partner Employees. Except to the extent otherwise required by applicable Law, for the period commencing on the Closing Date and ending on the date which is twelve (12) months following the Closing Date, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group to, provide each Merger Partner Employee whose employment is not governed by a Merger Partner Labor Agreement with a target long- term incentive compensation opportunity that is no less than the target long-term incentive compensation opportunity provided to similarly situated Spinco Transferred Employees immediately prior to the Distribution Effective Time.

8 2.3 Severance. Without limiting Section 2.1, except to the extent otherwise required by applicable Law, for the twelve (12) month period immediately following the Closing Date, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR), to provide (a) each US Spinco Transferred Employee who experiences a qualifying termination of employment during such period with severance benefits, if any, at least equal to the greater of the severance benefits (i) set forth on Schedule 2.3, and (ii) offered to similarly situated employees (based on the same nature of termination) of the Merger Partner Group or; (b) with respect to Non-US Spinco Transferred Employees, as otherwise may be required under applicable Law (in each case, taking into account any increase in years of service and compensation that occur following the Closing Date). 2.4 Participation in Remainco and Spinco Benefit Arrangements. Except as otherwise required by applicable Law, effective as of the Distribution Effective Time, (a) each member of the Spinco Group, to the extent applicable, shall cease to be a participating employer in any Remainco Benefit Arrangement; and (b) each Spinco Transferred Employee (other than each Inactive Employee) shall cease to participate in, be covered by, accrue benefits under or be eligible to contribute to any Remainco Benefit Arrangement. Except as otherwise required by applicable Law, effective as of the Distribution Effective Time, (a) each member of the Remainco Group, to the extent applicable, shall cease to be a participating employer in any Spinco Benefit Arrangement; and (b) each Remainco Employee and each Inactive Employee shall cease to participate in, be covered by, accrue benefits under, or be eligible to contribute to any Spinco Benefit Arrangement. 2.5 Separation Planning and Day-One Readiness. As soon as practical following the date hereof, Remainco and Spinco shall cooperate in good faith to design a plan with respect to (a) cloning or otherwise replicating, or, where appropriate, substituting, any Remainco Benefit Arrangement that provides pension, retirement, or welfare benefits (including medical, dental, vision, prescription drug, life insurance, disability insurance and other group insurance arrangements) to any Non-US Spinco Transferred Employee into a stand-alone Spinco Benefit Arrangement covering such Non-US Spinco Transferred Employee (the “Benefit Plan Replication and Assumption”), in each case to the extent commercially practicable; provided that Remainco shall have the final determination with respect to such Spinco Benefit Arrangements; and (b) the extraction, configuration and movement of human resources, payroll and benefits-related information, subject to the Parties entering into an appropriate data sharing agreement (“HR Data Migration”), in each case for the purpose of preparing the members of the Spinco Group to provide coverage under Spinco Benefit Arrangements with effect from the Distribution Date (“Day-One HR Readiness”), and for the purpose of preparing the members of the Spinco Group and the members of the Merger Partner Group for the Benefit Plan Replication and Assumption and HR Data Migration. As soon as reasonably practicable after the date hereof, the Parties shall in good faith cooperate to prepare plans for Day-One HR Readiness (collectively, such plans, the “Day-One HR Plan”). Each Party shall use reasonable best efforts to implement the tasks contemplated to be implemented by such Party by the Day-One HR Plan in accordance with any time periods set forth in the Day-One HR Plan, in all material respects. 2.6 Length of Service Crediting. Except to the extent otherwise required by applicable Law, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR), to recognize all service before the Merger Effective Time of

9 any Spinco Transferred Employee with any member of the Remainco Group and any member of the Spinco Group (including with respect to any service with their respective predecessors to the extent such predecessor employer service was taken into account under an applicable Remainco Benefit Arrangement or an applicable Spinco Benefit Arrangement) for all purposes (other than for purposes of benefit accruals under any defined benefit pension plan) under each Spinco Benefit Arrangement, Merger Partner Benefit Arrangement and each Merger Partner Future Benefit Arrangement. Notwithstanding the foregoing, except to the extent otherwise required by applicable Law, no member of the Merger Partner Group shall be required to recognize such service to the extent doing so would result in the duplication of benefits. 2.7 Replacement of Remainco Benefit Arrangement or Spinco Benefit Arrangement with Merger Partner Benefit Arrangement. To the extent coverage under a Merger Partner Benefit Arrangement replaces coverage under a similar or comparable Remainco Benefit Arrangement or Spinco Benefit Arrangement in which such US Spinco Transferred Employee was eligible to participate immediately prior to the Distribution Effective Time, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR) to: (a) Effective as of the Merger Effective Time or such later time as a Remainco Benefit Arrangement or Spinco Benefit Arrangement is terminated or discontinued by Merger Partner, cause each Spinco Transferred Employee to be eligible to commence participation in a similar Merger Partner Benefit Arrangement for which such Spinco Transferred Employee is eligible, provided that the applicable Spinco Transferred Employee’s commencement of participation in Merger Partner Benefit Arrangements or Merger Partner Future Benefit Arrangements, as applicable, shall in all cases be subject to such Spinco Transferred Employee’s satisfaction of any enrollment, election and other applicable requirements for participation; (b) Cause each US Spinco Transferred Employee to be immediately eligible to participate, without any waiting time, in any and all Merger Partner Benefit Arrangements (provided that, with respect to any Merger Partner Benefit Arrangements which are provided under fully insured arrangements, Merger Partner shall solely be required to use commercially reasonable efforts to cause the foregoing); (c) For purposes of each Merger Partner Benefit Arrangement that provides welfare benefits (including medical, dental, vision, prescription drug, life insurance, long- term disability insurance and other group insurance arrangements), Merger Partner shall cause all preexisting condition exclusions, waiting periods, evidence of insurability and actively-at-work requirements of such Merger Partner Benefit Arrangement to be waived for such employee and such employee’s covered dependents; and (d) Merger Partner shall cause any eligible expenses incurred by such employee or such employee’s covered dependents during the portion of the plan year of the Spinco Benefit Arrangement ending on the date such employee’s participation in the corresponding Merger Partner Benefit Arrangement begins to be taken into account under such Merger Partner Benefit Arrangement for purposes of satisfying all deductible, coinsurance, copayments and maximum out-of-pocket requirements applicable to such

10 employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with the Merger Partner Benefit Arrangement. 2.8 Paid Time Off. (a) Assumed Paid Time off Liabilities. With respect to each Spinco Employee, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR) to, Assume and recognize all accrued but unused vacation and PTO as of the Distribution Effective Time. Merger Partner shall, or shall cause the applicable member of the Merger Partner Group (or a Spinco EOR) to, administer earned but unused vacation or PTO benefits for Spinco Employees in accordance with any applicable Law and Spinco Labor Agreement; provided that Merger Partner agrees to payout upon termination of employment of the applicable Spinco Employee the legacy accrued but unused PTO balances set forth on Schedule 2.8(a). (b) Payment of Paid Time off Benefits Where Required by Law. Notwithstanding anything to the contrary contained in this Agreement, where required by applicable Law, as soon as administratively practicable following the Closing Date (and no later than the dates required by applicable Law), Remainco shall, or shall cause the applicable member of the Remainco Group to, pay out all earned but unused vacation and PTO benefits to each Spinco Employee entitled to be paid such benefits by reason of the occurrence of any of the Separation, the Distribution or the Merger. ARTICLE III CASH AND EQUITY INCENTIVE COMPENSATION PLANS 3.1 Cash Incentives. (a) To the extent payments are not due under any Designated Cash Incentive Program prior to the Merger Effective Date, Merger Partner shall, or shall cause a member of the Merger Partner Group to, pay amounts due under such Designated Cash Incentive Programs to Spinco Employees in accordance with the terms of the Designated Cash Incentive Program (as in effect as of the Closing Date) based on actual performance attainment for cash incentives associated with any performance period that has been completed or is in progress as of the Closing Date; provided that such Designated Cash Incentive Program has been disclosed on Section 2.16(a) to the Remainco Disclosure Letter or has been adopted prior to the Distribution Date in compliance with Section 4.2 of the Merger Agreement. 3.2 Equity Awards. (a) Remainco Equity Awards. At or prior to the Distribution Effective Time, the Remainco Board and the Merger Partner Board, or their respective compensation committees, as applicable, shall adopt resolutions and take all steps that are necessary and appropriate to effectuate the treatment of Remainco Equity Awards in accordance with the applicable Remainco Equity Plan and Merger Partner Equity Plan and award

11 agreements, as follows (unless otherwise agreed to in writing by Remainco and Merger Partner with respect to any Remainco Equity Award or as set forth on Schedule 3.2(a)): (i) Post-2023 Remainco PSUs. Each outstanding Remainco PSU that was granted on or after January 1, 2024 and is held by a Spinco Transferred Employee immediately prior to the Distribution Effective Time (each, a “Post- 2023 Remainco PSU” and collectively, the “Post-2023 Remainco PSUs”) shall, effective as of the Merger Effective Time, be substituted with an award of Merger Partner RSUs in an amount equal to the product of (A) the aggregate number of Remainco Ordinary Shares subject to each such Post-2023 Remainco PSU (based on the achievement of 100% of performance under each such Post-2023 Remainco PSU), and (B) the Merger Partner Ratio; provided that, if the Post-2023 Remainco PSU is held by an Inactive Employee, such substitution shall only be made at the time such Inactive Employee becomes a Spinco Transferred Employee (based on achievement of 100% of performance of the Post-2023 Remainco PSU and the closing prices of Remainco Ordinary Shares and Merger Partner Common Stock on the Trading Day immediately preceding the date such Inactive Employee is hired by a member of the Merger Partner Group). If the resulting product is not a whole number, then the number of shares of Merger Partner Common Stock subject to the Merger Partner RSU shall be rounded to the nearest whole number. The Merger Partner RSUs shall be subject to substantially the same terms and conditions (including time-based vesting terms but excluding any terms related to performance which will be fixed as of the Distribution Effective Time) as in effect for the corresponding Post-2023 Remainco PSUs immediately prior to the Distribution Effective Time. Notwithstanding the foregoing, if a Post-2023 Remainco PSU vests on or prior to the Merger Effective Time, such award shall be settled in Remainco Ordinary Shares in accordance with the terms of such Post-2023 Remainco PSU no later than the Merger Effective Time. (ii) Pre-2024 Remainco PSUs. Each outstanding Remainco PSU that was granted on or before December 31, 2023 and is held by a Spinco Transferred Employee immediately prior to the Distribution Effective Time (a “Pre-2024 Remainco PSU”) shall, effective as of the Merger Effective Time, be cancelled and automatically converted into a right to receive a cash payment from Merger Partner equal to the product of (A) the number of Remainco Ordinary Shares subject to each such Pre-2024 Remainco PSU (based on the achievement of 100% of performance under each such Pre-2024 Remainco PSU), and (B) the Remainco Pre-Distribution Share Value (a “Merger Partner PSU Cash Award”); provided that if the Pre-2024 Remainco PSU is held by an Inactive Employee, such conversion shall only be made at the time such Inactive Employee becomes a Spinco Transferred Employee (based on the achievement of 100% of performance of the Pre-2024 Remainco PSU and the closing price of Remainco Ordinary Shares on the Trading Day immediately preceding the date such Inactive Employee is hired by a member of the Merger Partner Group). The Merger Partner PSU Cash Awards shall be subject to the same vesting terms and payment timing and otherwise substantially the same terms and conditions (excluding the

12 form of settlement and any terms related to performance which will be fixed as of the Distribution Effective Time) as in effect for the corresponding Pre-2024 Remainco PSUs immediately prior to the Distribution Effective Time, and Merger Partner shall not waive or accelerate such vesting terms or other conditions to payment. Notwithstanding the foregoing, if a Pre-2024 Remainco PSU vests on or prior to the Merger Effective Time, such award shall be settled in Remainco Ordinary Shares in accordance with the terms of such Pre-2024 Remainco PSU no later than the Merger Effective Time; provided that with respect to any such Pre- 2024 Remainco PSU that (A) constitutes nonqualified deferred compensation subject to Section 409A of the Code, and (B) is not permitted to be paid at the Merger Effective Time without triggering a Tax or other penalty under Section 409A of the Code, such award shall be settled at the earliest time permitted under the applicable Remainco Equity Plan and award agreement that will not trigger a Tax or other penalty under Section 409A of the Code. (b) Treatment of Merger Partner Cash Awards. Within thirty (30) days following each Cash Award Vesting Date, Merger Partner shall deliver to Remainco a statement (the “Annual Cash Award Statement”) with the following information: (i) a list of all Merger Partner PSU Cash Awards outstanding as of such Cash Award Vesting Date, (ii) a list of all Spinco Transferred Employees who experienced a termination of employment with a member of the Merger Partner Group during the twelve (12) month period ending on such Cash Award Vesting Date (or if shorter, during the period beginning on the Closing Date and ending on such Cash Award Vesting Date), (iii) a schedule setting forth in reasonable detail the aggregate amount of cash paid to Spinco Transferred Employees in respect of Merger Partner PSU Cash Awards that vested on such Cash Award Vesting Date (an “Annual Actual Aggregate Cash Award Payment”), and (iv) such other information as may be reasonably requested by Remainco to validate amounts paid or owed pursuant to this Section 3.2(b). If, on any Cash Award Vesting Date, (A) the Actual Realized Cash Balance is greater than (B) the Cash Funding Threshold, then Merger Partner shall make a cash payment to Remainco equal to the difference between the Actual Realized Cash Balance and the Cash Funding Threshold on or before the date that is sixty (60) days after the delivery of the applicable Annual Cash Award Statement to Remainco (any such payment, a “Merger Partner True-Up Payment”). Notwithstanding the foregoing, following the final Cash Award Vesting Date: (a) if the Upfront Cash Award Payment is greater than the aggregate Annual Actual Aggregate Cash Award Payments that have been made (including in respect of Merger Partner PSU Cash Awards vesting on such Cash Award Vesting Date) (the “Running Annual Actual Aggregate Cash Award Payments”), then Merger Partner shall make a cash payment to Remainco equal to the difference between (1) the Upfront Cash Award Payments, and (2) the sum of (x) the Running Annual Actual Aggregate Cash Award Payments, and (y) the aggregate of all previously paid Merger Partner True-Up Payments on or before the date that is sixty (60) days after the delivery of the applicable Annual Cash Award Statement to Remainco; and (b) if the Upfront Cash Award Payment is less than the Running Annual Actual Aggregate Cash Award Payments, then Remainco shall make a cash payment to Merger Partner equal to the difference between (1) the Actual Aggregate Cash Award Payments, and (2) the Upfront

13 Cash Award Payments on or before the date that is sixty (60) days after the delivery of the applicable Annual Cash Award Statement. (c) Section 16(b) of the Exchange Act. By approving the adoption of this Agreement, the Remainco Board and the Merger Partner Board intend to exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, by reason of the application of Rule 16b-3 thereunder, all acquisitions and dispositions of equity incentive awards by directors and officers of each of Remainco and Merger Partner, and the Remainco Board and the Merger Partner Board also intend expressly to approve, in respect of any equity-based award, the satisfaction of any applicable Tax withholding (specifically including the actual or constructive tendering of shares in payment of an exercise price and the withholding of shares from delivery in satisfaction of applicable Tax withholding requirements) to the extent that such method is permitted under the applicable Merger Partner Equity Plan and the Remainco Equity Plan. (d) Registration. Promptly following the Closing, Merger Partner shall file a registration statement on Securities and Exchange Commission Form S-8 (or other available form) with respect to the shares of Merger Partner Common Stock authorized for issuance from and after the Closing under Merger Partner RSUs (to the extent the settlement thereof requires registration under the Exchange Act), and Merger Partner shall use commercially reasonable efforts to maintain after the Closing effective registration statements with the Securities and Exchange Commission with respect to the settlement of such Merger Partner RSUs (to the extent the settlement thereof requires registration under the Exchange Act). (e) Tax Withholding. Upon the vesting, exercise or settlement, as applicable, of Merger Partner RSUs and Merger Partner PSU Cash Awards, Merger Partner and the holder of such award shall be responsible for ensuring the satisfaction of all applicable Tax payment and withholding requirements in respect thereof and for ensuring the collection and remittance of applicable Taxes to the applicable Governmental Authority. (f) Cooperation. The Parties agree to use commercially reasonable efforts to cooperate with each other and with Third Parties to effect withholding and remittance of Taxes, as well as required Tax reporting, in a timely, efficient and appropriate manner, to further the purposes of this Article III, and to administer all equity awards that are outstanding immediately following the Distribution Effective Time (including all such equity awards that are adjusted in accordance with this Article III) to the extent consistent with this Agreement and applicable Law. ARTICLE IV U.S. DEFINED CONTRIBUTION PLANS 4.1 U.S. Defined Contribution Plans. (a) Effective as of the Distribution Effective Time, (i) the active participation of each US Spinco Transferred Employee who is a participant in the Remainco

14 Retirement Plan shall automatically cease, and no US Spinco Transferred Employee shall thereafter accrue any benefits under any such Remainco Retirement Plan; and (ii) Remainco shall cause each US Spinco Transferred Employee’s account balance under such Remainco Retirement Plan to fully vest. (b) Merger Partner shall, or shall cause the applicable member of the Merger Partner Group to cause, effective as of the Merger Effective Time, each US Spinco Transferred Employee who participated in the Remainco Retirement Plan immediately prior to the Distribution Effective Time to be eligible to commence participation in one or more defined contribution plans that include a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (any such plan, a “Merger Partner Retirement Plan”), and receive under the Merger Partner Retirement Plan employer contributions (including matching and non-elective contributions) at levels that are no less favorable than employer contributions to which similarly situated employees of Merger Partner were eligible for immediately prior to the Distribution Effective Time. (c) As soon as reasonably practicable following the Distribution Date, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group to, cause the Merger Partner Retirement Plan to accept rollovers elected by each Spinco Employee in the United States from the Remainco Retirement Plan in direct rollovers to the Merger Partner Retirement Plan (including rollovers of plan participant loans); provided that such Remainco Retirement Plan permits such a direct rollover and if such direct rollover is elected by such US Spinco Transferred Employee and permitted in accordance with applicable Law. ARTICLE V FLEXIBLE SPENDING ACCOUNTS 5.1 Cafeteria Plan. Merger Partner shall, or shall cause a member of the Merger Partner Group to, maintain or establish a cafeteria plan that includes a healthcare flexible spending account program and a dependent care flexible spending account program (the “Merger Partner FSA”) for the remainder of the calendar year in which the Closing Date occurs for each Spinco Employee who, in the portion of the calendar year on or prior to the Closing Date, contributed to the Remainco FSA (the “FSA Participants”). 5.2 Coordination Regarding FSA Account Balances. As of the Merger Effective Time, Merger Partner shall, or shall cause the applicable member of the Merger Partner Group to, cause the balance of each FSA Participant’s accounts under the Merger Partner FSA to be equal to the FSA Participant’s balance in the applicable healthcare spending account program and dependent care flexible spending account program under the Remainco FSA. If the aggregate amount withheld from the FSA Participants’ compensation under the Remainco FSA for the plan year in which the Closing Date occurs exceeds the aggregate amount of reimbursements paid to the FSA Participants prior to the Closing Date under the Remainco FSA for such plan year, Remainco shall transfer (or cause to be transferred) to Merger Partner on or before the date which is thirty (30) days following the Closing Date, a cash payment equal to any such excess. If the aggregate amount of reimbursements paid to the FSA Participants under the

15 Remainco FSA prior to the Closing Date for the plan year in which the Closing Date occurs exceeds the aggregate amount withheld prior to the Closing Date from the FSA Participants’ compensation under the Remainco FSA for such plan year, Merger Partner shall transfer to Remainco on or before the date which is thirty (30) days following the Closing Date, a cash payment equal to any such excess. Merger Partner shall cause the Merger Partner FSA to honor, and continue for the period commencing on the Merger Effective Time and ending on the last day of the plan year of the Remainco FSA that commenced immediately prior to the Merger Effective Time, the elections, contribution levels, and coverage levels made by the FSA Participants under the Remainco FSA with respect to the flexible spending reimbursement accounts that are in effect immediately prior to the Closing Date. Merger Partner shall, or shall cause the applicable member of the Merger Partner Group to, Assume and be solely responsible for all claims for reimbursement by the FSA Participants, whether incurred prior to, on or after the Closing Date, under the terms of the Merger Partner FSA, that have not been paid in full as of the Closing Date, which claims shall be paid pursuant to and under the terms of the Merger Partner FSA. Merger Partner shall indemnify and hold harmless the members of the Remainco Group from any and all claims by or with respect to the FSA Participants for reimbursement under the Remainco FSA that have not been paid in full as of immediately prior to the Closing Date. ARTICLE VI COOPERATION; INDEMNIFICATION 6.1 Cooperation. Each Party recognizes it to be in the best interests of the Parties and their respective employees that the matters addressed in this Agreement be effected in an orderly manner and agree to devote reasonable efforts and to reasonably cooperate in complying with the provisions of this Agreement. Subject to applicable Law, each Party agrees to provide the other Party with the information reasonably necessary to enable each Party to perform its obligations under this Agreement and to make its respective Representatives available upon reasonable notice and at a reasonable time for such purpose. In addition, Section 3.5 of the Separation Agreement is incorporated herein by reference. 6.2 Allocation of Liabilities under Separation Agreement. All Liabilities retained or assumed by or allocated to a member of the Spinco Group pursuant to this Agreement shall be deemed to be “Spinco Liabilities” (as defined in the Separation Agreement) for purposes of the Separation Agreement, and all Assets retained or assumed by or allocated to a member of the Spinco Group pursuant to this Agreement shall be deemed to be “Spinco Assets” (as defined in the Separation Agreement). All Liabilities retained or assumed by or allocated to a member of the Remainco Group pursuant to this Agreement shall be deemed to be “Remainco Assumed Liabilities” (as defined in the Separation Agreement) for purposes of the Separation Agreement, and all Assets retained or assumed by or allocated to a member of the Remainco Group pursuant to this Agreement shall be deemed to be “Remainco Retained Assets” (as defined in the Separation Agreement). 6.3 Indemnities. (i) From and after the Distribution Effective Time, each member of the Remainco Group shall, on a joint and several basis, indemnify, defend and hold harmless each of the Spinco Indemnified Parties to the fullest extent permitted by Law, from and against

16 any and all Losses of the Spinco Indemnified Parties to the extent relating to, arising out of, by reason of or otherwise in connection with any breach after the Distribution Effective Time by any member of the Remainco Group of any covenant or agreement in this Agreement that is to be performed following the Distribution Effective Time; and (ii) from and after the Distribution Effective Time, each member of the Spinco Group and each member of the Merger Partner Group shall, on a joint and several basis, indemnify, defend and hold harmless each of the Remainco Indemnified Parties to the fullest extent permitted by Law, from and against any and all Losses of the Remainco Indemnified Parties to the extent relating to, arising out of, by reason of or otherwise in connection with any breach after the Distribution Effective Time by any member of the Spinco Group or Merger Partner Group of any covenant or agreement in this Agreement that is to be performed following the Distribution Effective Time. Any matters related to the foregoing indemnification, or indemnification with respect to any Liabilities retained, assumed or indemnified by a Party pursuant to this Agreement, shall be addressed in accordance with the terms of Article III of the Separation Agreement. ARTICLE VII MISCELLANEOUS 7.1 Entire Agreement; Counterparts; Exchanges by Facsimile. Section 5.1 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.2 Transaction Documents; Precedence of Agreements. Section 5.2 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.3 Survival. Section 5.3 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.4 Expenses. Section 5.4 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.5 Notices. Section 5.5 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.6 Waiver. Section 5.6 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.7 Assignment. Section 5.7 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.8 Termination. Section 5.8 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

17 7.9 Amendment. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by all of the Parties. 7.10 Group Members. Section 5.10 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.11 No Third Party Rights. Section 5.11 of the Separation Agreement is incorporated by reference. Notwithstanding the generality of such section, the provisions contained in this Agreement are included for the sole benefit of the Parties and shall not create any right, including as a third-party beneficiary, in any other person, including any current or former employee of any of the Parties. Nothing herein shall be deemed an amendment, adoption or termination of any Benefit Arrangement. In addition, nothing in this Agreement shall be deemed to prohibit or restrict any member of the Merger Partner Group (or a Spinco EOR) from terminating the employment of any Spinco Transferred Employee following the Distribution Effective Time. 7.12 Exhibits and Schedules. Section 5.12 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.13 Governing Law. Section 5.13 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.14 Submission to Jurisdiction. Section 5.14 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.15 Waiver of Jury Trial. Section 5.15 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.16 Specific Performance. Section 5.16 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.17 Severability. Section 5.17 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.18 Construction. Section 5.21 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis. 7.19 Gaming Holdco. Section 5.22 of the Separation Agreement is incorporated by reference to this Agreement and shall apply as if fully set forth in this Agreement mutatis mutandis.

[Signatures of the Parties on Next Page] 18 i atures f e arties ext age]

[Signature Page to Employee Matters Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written. Remainco: INTERNATIONAL GAME TECHNOLOGY PLC By: Name: Massimiliano Chiara Title: Executive Vice President and Chief Financial Officer Spinco: IGNITE ROTATE LLC By: Name: Massimiliano Chiara Title: Executive Vice President and Chief Financial Officer Gaming Holdco: INTERNATIONAL GAME TECHNOLOGY By: Name: Renato Ascoli Title: President /s/ Massimiliano Chiara /s/ Massimiliano Chiara /s/ Renato Ascoli

IN WITNESS WHEREOEF, the Parties have caused this Agreement to be duly executed as of the day and year first above written. Merger Partner: EVERI HOLDINGS INC. By:_/s/ Randy L. Taylor Name: Randy L. Taylor Title: Chief Executive Officer [Signature Page to Employee Matters Agreement]ture age ploy e atters gre ent] I NE S HER OF, e arties ve sed is gree ent e ly cuted s f e y d ear st ve ri ten. erger artner: ERI LDINGS C. y: ame: andy . aylor itle: hief xecutive ficer /s/ andy . aylor

EXHIBIT A CERTAIN DEFINITIONS For purposes of this Agreement (including this Exhibit A): “Actual Realized Cash Balance” means with respect to any Cash Award Vesting Date, the difference between (a) the Upfront Cash Award Payment, and (b) the sum of each Annual Actual Aggregate Cash Award Payment that has been made (or will be made in respect of awards vesting on such Cash Award Vesting Date). “Agreement” shall have the meaning set forth in the Preamble. “Annual Actual Aggregate Cash Award Payment” shall have the meaning set forth in Section 3.2(b). “Annual Cash Award Statement” shall have the meaning set forth in Section 3.2(b). “Assets” shall have the meaning set forth in the Separation Agreement. “Assume” shall have the meaning set forth in the Separation Agreement. “Assumed Remainco Benefit Liabilities” shall have the meaning set forth in Section 1.2(b)(i). “Benefit Arrangement” means, whether written or unwritten, (a) each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), and (b) each other employment, bonus, profit sharing, deferred compensation, incentive compensation, holiday, vacation, medical insurance, dental care, vision care, prescription drug, sick leave, short-term or long-term disability, salary continuation, welfare, long service awards, retention plan, severance or termination pay, change of control, fringe benefit, tuition reimbursement, flexible spending account, tax gross-up or indemnification, equity or equity- based, pension, retirement, supplemental retirement, death, life insurance, accidental death, post- retirement medical or other welfare benefit plan or similar compensatory plan, program, policy, practice, agreement or arrangement; provided that a Benefit Arrangement shall not include any plan, program, agreement or arrangement that is maintained by a Governmental Authority. “Benefit Plan Replication and Assumption” shall have the meaning set forth in Section 2.5. “Business Day” shall have the meaning set forth in the Separation Agreement. “Cash Award Vesting Date” shall mean each May 1 following the Closing Date until such time as there are no Merger Partner PSU Cash Awards outstanding. “Cash Funding Threshold” shall mean, with respect to any Cash Award Vesting Date, the aggregate amount necessary to pay the Merger Partner PSU Cash Awards that remain outstanding and payable (other than Merger Partner PSU Cash Awards vesting on such Cash Award Vesting Date). “Cash Payment” shall have the meaning set forth in the Separation Agreement. “Closing” shall have the meaning set forth in the Merger Agreement. “Closing Date” shall have the meaning set forth in the Merger Agreement. “COBRA” means Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or any similar state or local Law. “COBRA Participants” shall have the meaning set forth in Section 1.2(e). “Code” shall have the meaning set forth in the Merger Agreement. “Day-One HR Plan” shall have the meaning set forth in Section 2.5. “Day-One HR Readiness” shall have the meaning set forth in Section 2.5. “Designated Cash Incentive Programs” shall mean all cash incentive programs in which Spinco Employees participate and which have performance periods of one (1) year or less (including annual bonuses for 2024) that are set forth on Schedule 3.1. “Distribution” shall have the meaning set forth in the Separation Agreement. “Distribution Date” shall have the meaning set forth in the Separation Agreement. “Distribution Effective Time” shall have the meaning set forth in the Separation Agreement. “Employee Representative Body” means any union, works council or other agency or representative body certified or otherwise recognized for the purposes of bargaining collectively or established for the purposes of notification of or consultation on behalf of any employees. “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder. “FSA Participants” shall have the meaning set forth in Section 5.1. “Gaming Holdco” shall have the meaning set forth in the Preamble. “Governmental Authority” shall have the meaning set forth in the Separation Agreement. “Group” shall have the meaning set forth in the Separation Agreement. “HR Data Migration” shall have the meaning set forth in Section 2.5.

“Inactive Employee” means any US Spinco Employee who is on short-term disability or long-term disability, or an approved or legally-protected leave of absence from work at a member of the Remainco Group (including military leave with reemployment rights under federal law, and leave under the Family Medical Leave Act or similar state or local law (other than intermittent leave) or workers compensation). “Law” shall have the meaning set forth in the Separation Agreement. “Liabilities” shall have the meaning set forth in the Separation Agreement. “[*]” means that certain Collective Bargaining Agreement between IGT and IGT Global Solutions Corporation and [*]. “Losses” shall have the meaning set forth in the Separation Agreement. “Merger” shall have the meaning set forth in the Recitals. “Merger Agreement” shall have the meaning set forth in the Recitals. “Merger Effective Date” shall have the meaning set forth in the Merger Agreement . “Merger Effective Time” shall have the meaning set forth in the Merger Agreement. “Merger Partner” shall have the meaning set forth in the Preamble. “Merger Partner Benefit Arrangement” means any Benefit Arrangement sponsored, maintained or contributed to, or required to be maintained or contributed to, by any member of the Merger Partner Group. “Merger Partner Board” shall have the meaning set forth in the Merger Agreement. “Merger Partner Common Stock” shall have the meaning set forth in the Merger Agreement. “Merger Partner Employee” shall have the meaning set forth in the Separation Agreement. “Merger Partner Equity Plan” means the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan. “Merger Partner FSA” shall have the meaning set forth in Section 5.1. “Merger Partner Future Benefit Arrangement” means any Benefit Arrangement that Merger Partner or any member of the Merger Partner Group assumes, adopts, establishes or begins sponsoring, maintaining or contributing to on or after the Merger Effective Time. “Merger Partner Group” shall have the meaning set forth in the Separation Agreement.

“Merger Partner Labor Agreement” means any agreement with any Employee Representative Body to which Merger Partner or a member of the Merger Partner Group is a party or bound that pertains to any Merger Partner Employees. “Merger Partner Post-Merger Stock Value” means the average closing per share price of Merger Partner Common Stock over the twenty (20) Trading Days immediately following the Closing Date on the NYSE during Regular Trading Hours (excluding the value of the Merger Partner Dividend). “Merger Partner PSU Cash Award” shall have the meaning set forth in Section 3.2(a)(ii). “Merger Partner Ratio” means the quotient of (a) the Remainco Pre-Distribution Share Value, and (b) the Merger Partner Post-Merger Stock Value. “Merger Partner Retirement Plan” shall have the meaning set forth in Section 4.1(b). “Merger Partner RSUs” shall have the meaning set forth in the Merger Agreement. “Merger Partner True-Up Payment” shall have the meaning set forth in Section 3.2(b). “Merger Sub” shall have the meaning set forth in the Recitals. “Non-US Spinco Employee” shall mean any Spinco Employee other than a US Spinco Employee. “Non-US Spinco Transferred Employee” shall mean any Spinco Transferred Employee other than a US Spinco Transferred Employee. “NYSE” shall have the meaning set forth in the Merger Agreement. “Party” and “Parties” shall have the respective meanings set forth in the Preamble. “Post-2023 Remainco PSU” shall have the meaning set forth in Section 3.2(a)(i). “Pre-2024 Remainco PSU” shall have the meaning set forth in Section 3.2(a)(ii). “Regular Trading Hours” means the period beginning at 9:30 A.M., New York City time, and ending at 4:00 P.M., New York City time. “Remainco” shall have the meaning set forth in the Preamble. “Remainco Benefit Arrangement” means any Benefit Arrangement sponsored, maintained or contributed to, or required to be maintained or contributed to, by any member of the Remainco Group. “Remainco Board” shall have the meaning set forth in the Merger Agreement.

“Remainco Employee” means an employee of a member of the Remainco Group, other than a Spinco Employee. “Remainco Equity Awards” means the Remainco RSUs and the Remainco PSUs. “Remainco Equity Plan” means, collectively, the International Game Technology PLC 2015 Equity Incentive Plan, as amended, and the International Game Technology PLC 2021 Equity Incentive Plan. “Remainco Group” shall have the meaning set forth in the Separation Agreement. “Remainco Note” shall have the meaning set forth in the Separation Agreement. “Remainco Ordinary Shares” shall have the meaning set forth in the Merger Agreement. “Remainco Pre-Distribution Share Value” means the average closing per share price of Remainco Ordinary Shares over the twenty (20) Trading Days immediately prior to the Distribution Date based on “regular way” trading inclusive of the value attributable to the Spinco Group on the NYSE during Regular Trading Hours. “Remainco PSU” means each performance share unit representing the right to vest in and be issued Remainco Ordinary Shares, whether granted by Remainco pursuant to a Remainco Equity Plan, assumed by Remainco in connection with any merger, acquisition or similar transaction or otherwise issued or granted, and which vests based in whole or in part on the achievement of specified performance objectives. “Remainco Retirement Plan” means the IGT 401(k) Retirement Savings Plan. “Remainco RSU” means each restricted share unit representing the right to vest in and be issued Remainco Ordinary Shares by Remainco, whether granted by Remainco pursuant to a Remainco Equity Plan, assumed by Remainco in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested (which excludes any Remainco PSUs). “Representatives” shall have the meaning set forth in the Merger Agreement. “Running Annual Actual Aggregate Cash Award Payments” shall have the meaning set forth in Section 3.2(b). “Second Step Merger” shall have the meaning set forth in the Separation Agreement. “Separation Agreement” shall have the meaning set forth in the Recitals. “Spinco” shall have the meaning set forth in the Preamble. “Spinco Benefit Arrangement” means any Benefit Arrangement sponsored, maintained or required to be maintained, by any member of the Spinco Group.

“Spinco Business” shall have the meaning set forth in the Separation Agreement. “Spinco Contribution” shall have the meaning set forth in the Separation Agreement. “Spinco Employee” shall have the meaning set forth in Section 1.1(a)(i). “Spinco Employee Schedule” shall have the meaning set forth in Section 1.1(a)(i). “Spinco EOR” shall have the meaning set forth in Section 1.1(b)(i). “Spinco Former Employee” means (i) an individual whose employment with any member of the Remainco Group or Spinco Group terminated prior to the Distribution, and immediately prior to such termination provided services primarily to the Spinco Business; and (ii) each Inactive Employee who does not become a Spinco Transferred Employee on or before the date which is twelve (12) months following the Distribution Date. “Spinco Group” shall have the meaning set forth in the Separation Agreement. “Spinco Labor Agreement” means any agreement with any Employee Representative Body to which Remainco or a member of the Remainco Group, or Spinco or a member of the Spinco Group, is a party or bound that pertains to any Spinco Employees. “Spinco Liabilities” shall have the meaning set forth in the Separation Agreement. “Spinco Transferred Employee” shall have the meaning set forth in Section 1.1(b)(i). “Spinco Unit Transfer” has the meaning set forth in Recitals. “Spinco Units” shall have the meaning set forth in the Merger Agreement. “Subsidiary” shall have the meaning set forth in the Separation Agreement. “Tax” shall have the meaning set forth in the Tax Matters Agreement. “Tax Matters Agreement” shall have the meaning set forth in the Separation Agreement. “Trading Day” shall mean the period of time during any given day, commencing with the determination of the opening price on the NYSE and ending with the determination of the closing price on the NYSE, in which trading and settlement in Remainco Ordinary Shares or Merger Partner Common Stock are permitted on the NYSE. “Transaction Documents” shall have the meaning set forth in the Separation Agreement. “Upfront Cash Award Payment” shall have the meaning set forth in the Separation Agreement.

“US Spinco Employee” shall mean any Spinco Employee who primarily provides services in the United States. “US Spinco Transferred Employee” shall mean any Spinco Transferred Employee who primarily provides services in the United States.